UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2016

Grid Petroleum Corp.
(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
175 Joerschke Drive, Suite A Grass Valley, California 95945
(Address of principal executive offices)

412 N. Main Street, Suite 100 Buffalo, WY 82834
(Address of previous principal executive offices)
Phone: (530) 368-0799
(Company’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 25, 2016, the Board of Directors of Grip Petroleum Corp., a Nevada corporation (the “Company”) approved a name change of the Company.  The new name for the Company shall be Simlatus Corporation.

On March 25, 2016, the Company obtained the written consent of the majority stockholder, holding 1,000 shares of the Company’s Series B Voting Preferred Stock, which is equal to 99% of the voting power of the Company’s outstanding capital stock as of March 25, 2016, to change the name of the Company.

Effective April 16, 2016, or such later date as all conditions and requirements to effectuate a name change are satisfied, the new name of the Company will be Simlatus Corporation.

The Company will prepare and file timely an Information Statement on Schedule 14C giving notice and disclosing the details of the Name Change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grid Petroleum Corp.

Date: April 6, 2016	By:	/s/ Gary Tilden
Gary Tilden
CEO